                              THE COMMERCE FUNDS
               The MidCap Growth Fund (formerly The MidCap Fund)
                                The Growth Fund
             The Value Fund (formerly The Growth and Income Fund)
                         The International Equity Fund
                               The Balanced Fund
                        The Short-Term Government Fund
                                 The Bond Fund
                 The National Tax-Free Intermediate Bond Fund
                 The Missouri Tax-Free Intermediate Bond Fund

                      Supplement dated November 27, 2000
                  to Service Shares and Institutional Shares
                      Statement of Additional Information
                              dated March 1, 2000

The disclosures relating to the MidCap Growth (formerly The MidCap Fund), Growth, Value (formerly The Growth and Income Fund), and International Equity Funds are amended to reflect the following changes:

1. MidCap Growth Fund (formerly The MidCap Fund)

 .    The name of the Fund is changed to the MidCap Growth Fund.

 .    The investment objective of the Fund is deleted and replaced with the following revised investment objective:
     To seek capital appreciation.

2. Growth Fund

 .    The investment objectives of the Fund are deleted and replaced with the following revised investment objective:
     To seek capital appreciation.

3. Value Fund (formerly The Growth and Income Fund)

 .    The name of the Fund is changed to the Value Fund.

 .    The investment objective of the Fund is deleted and replaced with the following revised investment objective:
     To seek capital appreciation and, secondarily, current income.

4. International Equity Fund

The disclosure on page 57 relating to the Investment Sub-Advisor of the International Equity Fund is revised to delete the first through fourth paragraphs under the caption "Investment Sub-Advisor" and to add the following in place of these paragraphs as follows:

T. Rowe Price International, Inc. ("Price International" or the "Sub-Advisor") (formerly known as Rowe-Price Fleming International, Inc.) has been the sub-advisor to the Fund since its inception in 1994. Prior to August 8, 2000, Price International was 50% owned by Robert Fleming Holdings Limited and 50% owned by
T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price International. At the same time, T. Rowe Price changed the name of the Sub-Advisor from Rowe-Price Fleming International, Inc. to T. Rowe Price International, Inc. The August 8, 2000 purchase caused the sub-investment advisory agreement in effect as of that date ("Old Agreement") between Commerce Bank, N.A. (the "Adviser") and Price International to terminate automatically. The Board of Trustees approved a new continuing sub-investment advisory agreement between Commerce Bank, N.A. (the "Adviser") and Price International ("Sub-Advisory Agreement"). The shareholders of the Fund approved the new Sub-Advisory Agreement at a shareholder meeting on November 20, 2000.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Advisor a monthly management fee at an annual rate of 0.75% of the first $20 million of the average daily net assets of the Fund, 0.60% of the next $30 million of average daily net assets of the Fund and 0.50% of the average daily net assets of the Fund in excess of $50 million. When average daily assets exceed $200 million, the fee will be reset to 0.50% of all Fund assets with a transitional credit provided on assets between $184 million and $200 million; and when average daily net assets of the Fund exceed $500 million, the fee will be reset to 0.45% of all Fund assets. The transitional credit is determined by dividing the product of (i) the excess in assets of the Fund over $184 million; and (ii) $80,000 by $16 million. For the fiscal year ended October 31, 2000, Price International received advisory fees at the effective annual rate of 0.54% of the Fund's average daily net assets.

Under the Old Agreement, the Fund paid Price International the same management fee as described in the preceding paragraph, except that the management fee was not reset to 0.45% of the Fund's average daily net assets when the Fund's average daily net assets exceeded $500 million.

As noted above, Price International is a wholly-owned subsidiary of T. Rowe Price. Price International's and T. Rowe Price's offices are each located at 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2000, Price International managed over $35.8 billion in investments for individual and institutional accounts.

Commerce Bank's Investment Advisory Group has overall responsibility for managing the portfolio, developing and executing the Fund's investment program, and for supervising the Sub-Advisor's activities under the Sub-Advisory Agreement.

Paragraphs one through three on page 58 are amended to delete the words "Price-Fleming" where they appear and to substitute the words "Price International" in their place.

Paragraphs four and five on page 58 are deleted in their entirety.